UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2012

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(469) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting of stockholders of Fluor Corporation (the “Company”) held on May 3, 2012 (the “Annual Meeting”), stockholders approved the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) to grant holders of at least 25% of the Company’s outstanding shares of common stock the right to call a special meeting of stockholders, subject to certain limitations and procedures in the Company’s bylaws.  The Certificate was filed with the Secretary of State of the State of Delaware on May 3, 2012, becoming effective on such date. Additional information concerning the Certificate was contained in the Company’s 2012 proxy statement, which was filed with the Securities and Exchange Commission on March 13, 2012 (the “2012 Proxy Statement”). A copy of the Certificate is attached hereto as Exhibit 3.1.

In connection with the approval of the Certificate, the Board of Directors adopted Amended and Restated Bylaws as of May 3, 2012 (the “Bylaws”) to establish procedural requirements and limitations in order for stockholders to call a special meeting.  Additional information concerning the Bylaws was contained in the 2012 Proxy Statement. A copy of the Bylaws is attached hereto as Exhibit 3.2.

The foregoing descriptions of the Certificate and the Bylaws are not complete and are qualified in their entirety by reference to the full text of the Certificate and the Bylaws filed herewith.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

(a) — (b)  At the Annual Meeting, the Company’s stockholders (i) elected Peter K. Barker, Alan M. Bennett, Dean R. O’Hare and David T. Seaton to the Board to serve until the 2013 annual meeting of stockholders and until their successors are duly elected and qualified; (ii) approved, on an advisory basis, the compensation of the Company’s named executives, as described in the 2012 Proxy Statement; (iii) approved the Certificate to grant holders of at least 25% of the Company’s outstanding shares of common stock the right to call a special meeting of stockholders; and (iv) ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ended December 31, 2012.

The final voting results for the four director nominees described in the 2012 Proxy Statement were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes

Peter K. Barker	80,454,222	51,335,183	96,525	15,443,855
Alan M. Bennett	130,868,514	932,453	84,963	15,443,855
Dean R. O’Hare	122,649,420	8,749,681	486,829	15,443,855
David T. Seaton	127,928,946	3,470,565	486,419	15,443,855

The final voting results for proposals 2, 3 and 4 described in the 2012 Proxy Statement were as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
Advisory vote to approve the Company’s named executive compensation	112,750,587	18,758,515	376,828	15,443,855
Amendment of Certificate of Incorporation to grant holders of at least 25% of the Company’s outstanding shares the right to call a special meeting of stockholders	125,524,786	6,183,826	177,318	15,443,855
Ratification of appointment of Ernst & Young LLP	145,331,016	1,665,351	333,418

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Fluor Corporation, effective May 3, 2012.
3.2	Amended and Restated Bylaws of Fluor Corporation, effective May 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 8, 2012	FLUOR CORPORATION

	By:	/s/ Carlos M. Hernandez
Carlos M. Hernandez
Senior Vice President, Chief Legal Officer and Secretary

FLUOR CORPORATION

INDEX OF EXHIBITS

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Fluor Corporation, effective May 3, 2012.
3.2	Amended and Restated Bylaws of Fluor Corporation, effective May 3, 2012.